TRUST INSTRUMENT
                         NEUBERGER BERMAN EQUITY FUNDS

                                   SCHEDULE A

Neuberger Berman Investor Class

   Neuberger Berman Century Fund
   Neuberger Berman Fasciano Fund
   Neuberger Berman Focus Fund
   Neuberger Berman Genesis Fund
   Neuberger Berman Guardian Fund
   Neuberger Berman International Fund
   Neuberger Berman Manhattan Fund
   Neuberger Berman Millennium Fund
   Neuberger Berman Partners Fund
   Neuberger Berman Regency Fund
   Neuberger Berman Socially Responsive Fund

Neuberger Berman Trust Class

   Neuberger Berman Focus Fund
   Neuberger Berman Genesis Fund
   Neuberger Berman Guardian Fund
   Neuberger Berman International Fund
   Neuberger Berman International Large Cap Fund
   Neuberger Berman Manhattan Fund
   Neuberger Berman Millennium Fund
   Neuberger Berman Partners Fund
   Neuberger Berman Real Estate Fund
   Neuberger Berman Regency Fund
   Neuberger Berman Socially Responsive Fund

Neuberger Berman Advisor Class

   Neuberger Berman Fasciano Fund
   Neuberger Berman Focus Fund
   Neuberger Berman Genesis Fund
   Neuberger Berman Guardian Fund
   Neuberger Berman Manhattan Fund
   Neuberger Berman Millennium Fund
   Neuberger Berman Partners Fund

Neuberger Berman Institutional Class

   Neuberger Berman Fasciano Fund
   Neuberger Berman Focus Fund
   Neuberger Berman Genesis Fund
   Neuberger Berman Guardian Fund
   Neuberger Berman Manhattan Fund

   Neuberger Berman Millennium Fund
   Neuberger Berman Partners Fund
   Neuberger Berman Real Estate Fund
   Neuberger Berman Regency Fund
   Neuberger Berman Socially Responsive Fund

Neuberger Berman International Institutional Fund

Dated:  June 30, 2006